Net debt (Tables)	6 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of the net debt ratio

Net debt*	30 June	30 June	31 December
$ million	2025	2024	2024
Finance debt(a)	60,346	54,986	59,547
Fair value (asset) liability of hedges related to finance debt(b)	764	2,519	2,654
	61,110	57,505	62,201
Less: cash and cash equivalents	35,067	34,891	39,204
Net debt(c)	26,043	22,614	22,997
Total equity	79,780	82,199	78,318
Gearing*	24.6%	21.6%	22.7%
(a)The fair value of finance debt at 30 June 2025 was $57,135 million (30 June 2024 $50,677 million, 31 December 2024 $54,966 million).
(b)Derivative financial instruments entered into for the purpose of managing foreign currency exchange risk associated with net debt with a fair value liability position of $96 million at 30 June 2025 (second quarter 2024 liability of $144 million and fourth quarter 2024 liability of $166 million) are not included in the calculation of net debt shown above as hedge accounting is not applied for these instruments.
(c)Net debt does not include accrued interest, which is reported within other receivables and other payables on the balance sheet and for which the associated cash flows are presented as operating cash flows in the group cash flow statement.